UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2020

PROPHASE LABS, INC.

(Exact name of Company as specified in its charter)

Delaware	0-21617	23-2577138
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

621 N. Shady Retreat Road Doylestown, PA	18901
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code: (215) 345-0919

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.0005	PRPH	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01 Other Events.

On September 10, 2020, the board of directors (the “Board”) of ProPhase Labs, Inc. (the “Company”) authorized and approved certain changes to the Company’s non-employee director compensation program, as described below (the “New Director Compensation Program”), in order to better align directors’ interests with those of the Company’s stockholders.

Effective July 1, 2020, for the period of each calendar year beginning July 1 and ending June 30 of the following calendar year (each, a “Director Compensation Year”), the Company’s non-employee directors will be entitled to receive, at their election (with such elections to be made no later than the June 15 preceding each Director Compensation Year), either: (i) a $30,000 annual cash service retainer (to be paid in quarterly installments during the applicable Director Compensation Year beginning September 30 of such Director Compensation Year) plus stock options to purchase 50,000 shares of the Company’s common stock, or (B) zero cash compensation and stock options to purchase 100,000 shares of the Company’s common stock. Stock options granted under the New Director Compensation Program will be granted under the Company’s 2010 Directors’ Equity Compensation Plan (the “Directors’ Plan”) with an exercise price equal to the Fair Market Value (as such term is defined in the Directors’ Plan) of the Company’s common stock on the date of grant, which will be July 1 of each such Director Compensation Year (other than with respect to the current Director Compensation Year (July 1, 2020 through June 30, 2021)), as described below).

In accordance with their respective elections for the current Director Compensation Year, Messrs. Barr and Hirsch were granted a stock option to purchase 50,000 shares of the Company’s common stock and Dr. Gleckel was granted a stock option to purchase 100,000 shares of the Company’s common stock, effective September 10, 2020 (the “Grant Date”), each with an exercise price equal to $2.83, the Fair Market Value of the Company’s common stock on the Grant Date, and expiring seven years from the Grant Date.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ProPhase Labs, Inc.

By:	/s/ Monica Brady
Monica Brady
Chief Financial Officer

Date: September 11, 2020